Exhibit 32.2

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Autoscope Technologies Corporation (the “Company”) on Form 10-Q for the period ended September 30, 2022, as filed with the Securities and Exchange Commission (the “Report”), I, Frank G. Hallowell, Interim Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.    The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Frank G. Hallowell
Frank G. Hallowell
Interim Chief Executive Officer and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)
November 16, 2022